EXHIBIT 32.2

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hamptons Luxury Homes, Inc., (the “Company”) on Form 10-QSB for the year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Dalene, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13 (a) of 15 (d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 17, 2006

/s/ Frank Dalene

Frank Dalene

Chief Financial Officer, Vice President and Secretary